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Exhibit 24.1

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 29th day of May, 2003.

/s/ RICHARD N. BARTON Name: Richard N. Barton Title: Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ ROBERT R. BENNETT Name: Robert R. Bennett Title: Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ EDGAR BRONFMAN, JR. Name: Edgar Bronfman, Jr. Title: Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 28th day of May, 2003.

/s/ DONALD R. KEOUGH Name: Donald R. Keough Title: Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ MARIE-JOSÉE KRAVIS Name: Marie-Josée Kravis Title: Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ JOHN C. MALONE Name: John C. Malone Title: Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 28th day of May, 2003.

/s/ GEN. H. NORMAN SCHWARZKOPF Name: Gen. H. Norman Schwarzkopf Title: Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ ALAN SPOON Name: Alan Spoon Title: Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ DIANE VON FURSTENBURG Name: Diane Von Furstenburg Title: Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ BARRY DILLER Name: Barry Diller Title: Chairman of the Board, Chief Executive Officer and Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ VICTOR KAUFMAN Name: Victor Kaufman Title: Vice Chairman and Director

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ DARA KHOSROWSHAHI Name: Dara Khosrowshahi Title: Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
For Registration Statement of
USA Interactive

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of USA INTERACTIVE, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-4 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, hereby constitutes and appoints Dara Khosrowshahi, Julius Genachowski and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of June, 2003.

/s/ WILLIAM SEVERANCE Name: William Severance Title: Vice President and Controller

QuickLinks

  Exhibit 24.1
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive
POWER OF ATTORNEY For Registration Statement of USA Interactive